UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-24074

MORGAN STANLEY PRIVATE MARKETS AND ALTERNATIVES FUND

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

60 EAST 42ND STREET, 26TH FLOOR, NEW YORK, NY 10165

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

INDIRA MAHADEO, ICAPITAL FUND ADVISORS LLC
60 EAST 42ND STREET, 26TH FLOOR, NEW YORK, NY 10165

(NAME AND ADDRESS OF AGENT FOR SERVICE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 994-7400

DATE OF FISCAL YEAR END: 3/31

DATE OF REPORTING PERIOD: 3/31/26

Item 1. Reports to Stockholders.

(a)	See Attached

Morgan Stanley

Private Markets and
Alternatives Fund

ANNUAL REPORT
March 31, 2026

ADVISED BY:
ICAPITAL FUND ADVISORS LLC
60 East 42nd Street, 26th Floor, New York, NY 10165

Morgan Stanley Private Markets and Alternatives Fund

March 31, 2026

Table of Contents

Letter to Shareholders (Unaudited)	1
Report of Independent Registered Public Accounting Firm	4
Portfolio Review (Unaudited)	5
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statement of Changes in Net Assets	9
Statement of Cash Flows	10
Financial Highlights	11
Notes to Financial Statements	12
Approval of Investment Advisory Agreement	20
Supplemental Information	21
Privacy Notice	23

Overview

We are pleased to present Morgan Stanley Private Markets and Alternatives Fund’s (“PMAX” or the “Fund”) inaugural investor letter following the Fund’s launch in August 2025 and appreciate our investors for their partnership during this initial period. Since launch, the Fund has experienced strong investor engagement, reflecting continued demand for diversified private markets solutions within long-term portfolios. PMAX is designed to serve as a diversified core private markets allocation, providing investors with integrated exposure across complementary private market strategies within a single evergreen structure.

PMAX is registered under the Investment Company Act of 1940 and is a continuously oﬀered, closed-end tender oﬀer fund designed to make private markets allocation easier to implement and maintain within a broader wealth allocation. The Fund oﬀers monthly subscriptions with capital funded upfront (no capital calls), 1099 tax reporting, and seeks to oﬀer quarterly repurchases, subject to the sole discretion of the Fund’s Board of Trustees.

The portfolio is constructed through a multi-manager framework and is varied across asset classes, strategies, sectors and geographies, with ongoing monitoring and periodic rebalancing. Current exposures span key private markets strategies including buyout, growth equity and venture capital, direct lending, asset-backed and specialty lending, opportunistic credit, as well as private real estate and infrastructure.

Performance and Fund Update

For the period from inception in August 2025 through March 2026, PMAX generated a net return of approximately 7.5% (Class I), which equates to an annualized net return of 11.5%1. Performance for the period was reflective of the Fund’s deliberate portfolio construction across complementary private markets strategies designed to balance capital appreciation, income generation and portfolio stability.

Private equity, and more specifically buyout-focused funds, were the primary driver of performance, consistent with their position as the Fund’s largest allocations (i.e., Carlyle Alpinvest Private Markets Fund, KKR Private Equity Conglomerate, Franklin Lexington Private Markets Fund). The top-performing portfolio fund during the period was the venture capital and growth equity-focused strategy (SPRING), which generated an outsized return driven by portfolio company operational performance, financing activity, and secondary discounts. Within PMAX’s private equity allocation, secondaries were purposefully designed to be a meaningful allocation at launch to support performance by providing access to seasoned assets at discounted entry valuations, mitigating J-curve eﬀects and supporting earlier net asset value realizations. Private credit generated modestly positive, income-oriented returns, primarily driven by direct lending and asset-backed credit. Within private real assets, infrastructure and triple-net-lease real estate were the top contributors, supported by long-duration contractual cash flows and exposure to essential-use assets, while the diversified non-

traded REITs (HGIT and GCREIT) were a smaller, yet still positive, driver of overall performance for the period.

During the period, PMAX increased its allocation to asset-backed credit while modestly reducing exposure to direct lending. Whereas direct lending income is primarily derived from loans to operating companies, asset-backed strategies are typically supported by contractual cash flows linked to diversified pools of underlying assets. Asset-backed investments broaden collateral diversification within the private credit allocation and introduce complementary sources of income and risk exposure.

Market Environment

Global markets have been volatile since the Fund’s launch in August 2025, oscillating between optimism over resilient domestic growth and mounting macro headwinds. Equity valuations that exceeded 22x forward earnings2 last October quickly retreated as tariﬀ uncertainty, a shifting inflation-and-rates backdrop and, most recently, the Iran conflict refocused attention on macro risks3. Crude oil’s sharp rally lifted one-year inflation expectations above 3% and pushed two-year Treasury yields toward ~3.9%, tightening financial conditions and weakening the traditional stock-and-bond diversification benefit2. Broadly syndicated loan spreads widened roughly 100 basis points, and bids on software loans fell in response to concerns that rapid AI adoption could compress free-cash-flow visibility4.

Private-market activity remained solid but increasingly selective. Large take-privates in energy, infrastructure and other heavy-asset sectors captured an outsized share of buyout value, whereas appetite for software and venture growth transactions moderated as investors reassessed valuation and exit assumptions5. Venture financings became barbelled, with foundational AI companies absorbing record rounds while most early-stage businesses extended runways and sought secondary-market liquidity6. Direct-lending volumes were steady, yet lenders required wider spreads and stronger covenants,particularly for borrowers with meaningful software exposure,while overall non-accrual rates stayed near historical norms7,8.

Against this backdrop, the PMAX investment team focused on disciplined portfolio construction and measured capital deployment, establishing diversified exposure across private markets in alignment with the Fund’s long-term mandate. While markets can be volatile amid evolving geopolitical events, interest-rate and technology-related developments, we believe our disciplined underwriting and varied approach are intended to help the Fund navigate near-term uncertainty and remain positioned for opportunities over the full cycle.

[1]	Performance shown reflects that of Class I shares. Performance for Class A shares will be lower due to higher ongoing expenses. Class A shares may also be subject to commissions or other charges imposed by financial intermediaries.
[2]	Forward earnings are a company’s projected profits for an upcoming period, unlike historical earnings, these are estimates derived from Wall Street analyst forecasts and internal company guidance to help investors gauge future growth.
[3]	Morgan Stanley Wealth Management, GIC Monthly Perspectives, Apr 2026
[4]	Morgan Stanley Wealth Management, The GIC Weekly, May 2026
[5]	PitchBook, Q1 2026 US PE Breakdown, Apr 2026.
[6]	PitchBook/NVCA, Q1 2026 Venture Monitor, Apr 2026.
[7]	Morgan Stanley Private Markets and Alternatives Fund, Private Credit Commentary, Apr 2026.
[8]	Pitchbook LCD Private Credit and Middle Market Quarterly Wrap_Q1 2026

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Morgan Stanley Private Markets and Alternatives Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Morgan Stanley Private Markets and Alternatives Fund (the “Fund”) as of March 31, 2026, the related statements of operations, of changes in net assets, of cash flows and financial highlights for the period from August 1, 2025 (commencement of operations) to March 31, 2026, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations, changes in its net assets, its cash flows and the financial highlights for the period from August 1, 2025 (commencement of operations) to March 31, 2026 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the relevant ethical requirements relating to our audit, which include standards of the American Institute of Certified Public Accountants (AICPA) Code of Professional Conduct, as well as U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission.

We conducted our audit of these financial statements in accordance with the auditing standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026 by correspondence with the investee funds and custodian, when replies were not received from the investee funds, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

May 29, 2026

We have served as the auditor of one or more investment companies in the iCapital Funds complex since 2026.

Morgan Stanley Private Markets and Alternatives Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2026

The table below shows the total returns for Morgan Stanley Private Markets and Alternatives Fund and the Fund’s Benchmark Indexes for the same time periods ended March 31, 2026.(1)

Since Inception August 1, 2025
Morgan Stanley Private Markets and Alternatives Fund - Class I	7.50%
Morgan Stanley Private Markets and Alternatives Fund - Class A	7.05%
MSCI AC World Index Net (2)	6.17%
Bloomberg Aggregate Bond Index (3)	1.26%
FTSE 3-Month US T-Bill Index (4)	2.71%
50% MSCI AC World Index Net/45% Bloomberg Aggregate Bond Index/5% FTSE 3 Month US T-Bill Index	3.81%

(1)	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when repurchased, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the repurchases of Fund shares. For performance information current to the most recent month-end, please call 212.994.7400.
(2)	The MSCI All Country World Index (ACWI) is a market-cap-weighted global equity index that tracks emerging and developed markets. It currently monitors more than 2,500 large- and mid-cap stocks in 47 countries. The index is unmanaged, is not available for investment, and does not incur fees.
(3)	The Bloomberg Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS, and CMBS (agency and non-agency).
(4)	The FTSE 3 Month US T-Bill Index Series is intended to track the daily performance of 3 month US Treasury bills. The indices are designed to operate as a reference rate for a series of funds.

Comparison of the Change in Value of a $10,000 Investment | August 1, 2025–March 31, 2026

Past performance is not necessarily indicative of future results.

$11,600
$11,400
$11,200
$11,000
$10,800
$10,600
$10,400
$10,200
$10,000
8/1/2025
8/31/2025
9/30/2025
10/31/2025
11/30/2025
12/31/2025
1/31/2026
2/28/2026
3/31/2026
$10,750
$10,705
$10,617
$10,381
$10,271
$10,126
Morgan Stanley Private Markets and Alternatives Fund - Class A
Morgan Stanley Private Markets and Alternatives Fund - Class I
MSCI AC World Index Net
Bloomberg Aggregate Bond Index
FTSE 3-Month Treasury Bill Index
50% MSCI AC World Index Net/45% Bloomberg Aggregate Bond Index/5% FTSE 3 Month US T-Bill Index

Holdings by Asset Type	% of Net Assets
Investment Interests
Private Equity	45.34%
Private Credit	22.88%
Infrastructure	18.91%
Real Estate	12.45%
Other Assets in Excess of Liabilities	0.42%
Total	100.00%

Morgan Stanley Private Markets and Alternatives Fund

PORTFOLIO OF INVESTMENTS

March 31, 2026

		Cost	Fair Value	% of Net Assets	Initial Acquisition Date	Liquidity (1)
INVESTMENT INTERESTS - 99.58%
INFRASTRUCTURE - 18.91%
Brookfield Infrastructure Income Fund, Inc.		$145,640,225	$149,620,919	15.02%	8/1/2025	Quarterly
KKR Infrastructure Conglomerate LLC		38,504,311	38,772,014	3.89%	8/1/2025	Quarterly
TOTAL INFRASTRUCTURE		184,144,536	188,392,933	18.91%

PRIVATE CREDIT - 22.88%
Apollo Asset Backed Credit Company LLC		38,751,534	38,500,842	3.87%	8/1/2025	Quarterly
Apollo Debt Solutions BDC		81,785,673	79,801,403	8.01%	8/1/2025	Quarterly
Blue Owl Alternative Credit SCSp		39,306,259	38,717,758	3.89%	11/1/2025	Quarterly
Carlyle Tactical Private Credit Fund		73,321,489	70,827,249	7.11%	8/1/2025	Quarterly
TOTAL PRIVATE CREDIT		233,164,955	227,847,252	22.88%

PRIVATE EQUITY - 45.34%
Carlyle AlpInvest Private Markets SICAV		142,365,869	148,706,576	14.93%	8/1/2025	Monthly
Franklin Lexington Private Markets Fund SICAV SA		115,506,244	125,207,291	12.57%	8/1/2025	Quarterly
KKR Private Equity Conglomerate LLC		126,703,490	135,008,663	13.55%	8/1/2025	Quarterly
StepStone (Luxembourg) SCA SICAV		34,868,425	42,688,616	4.29%	9/2/2025	Quarterly
TOTAL PRIVATE EQUITY		419,444,028	451,611,146	45.34%

REAL ESTATE - 12.45%
Blue Owl Real Estate Net Lease Trust		39,699,820	41,559,523	4.17%	8/1/2025	Quarterly
Hines Global Income Trust, Inc.		40,220,117	41,390,233	4.16%	8/1/2025	Monthly
Nuveen Global Cities REIT, Inc.		40,859,703	41,046,251	4.12%	8/1/2025	Monthly
TOTAL REAL ESTATE		120,779,640	123,996,007	12.45%

TOTAL INVESTMENT INTERESTS		$957,533,159	$991,847,338	99.58%

	Shares
SHORT-TERM INVESTMENTS - 2.57%
Fidelity Treasury Portfolio Class I, 3.55% (2)	25,643,644	25,643,644	25,643,644	2.57%
TOTAL SHORT-TERM INVESTMENTS		$25,643,644	$25,643,644	2.57%

TOTAL INVESTMENTS - 102.15% (Cost - $983,176,803)			$1,017,490,982
LIABILITIES IN EXCESS OF OTHER ASSETS - (2.15)%			(21,419,304)
NET ASSETS - 100.0%			$996,071,678

(1)	Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.
(2)	Money market fund; interest rate reflects seven-day effective yield on March 31, 2026.

See accompanying notes to financial statements.

Morgan Stanley Private Markets and Alternatives Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2026

ASSETS
Investments:
Investments at fair value (cost $983,176,803)	$1,017,490,982
Cash	1,598,393
Prepaid investments	53,346,605
Deferred offering costs	268,897
Dividend and interest income receivable	4,262,328
Receivable from adviser	507,063
TOTAL ASSETS	$1,077,474,268

LIABILITIES
Repurchase of fund shares payable	1,474,402
Contributions received in advance	77,768,328
Offering costs payable	219,270
Service fees payable to related parties	205,216
Directors’ fees payable	40,750
Distribution and servicing fees payable	1,276,414
Accrued expenses and other liabilities	418,210
TOTAL LIABILITIES	81,402,590

Commitment and contingent liabilities (see note 3)

NET ASSETS	$996,071,678

Composition of Net Assets:
Paid-in capital	$956,733,461
Accumulated earnings	39,338,217
NET ASSETS	$996,071,678

Class I:
Net assets	$241,334,531
Shares of beneficial interest outstanding [$0 par value]	22,611,780
Net asset value (Net Assets ÷ Shares Outstanding), offering price and repurchase price per share	$10.67

Class A:
Net assets	$754,737,147
Shares of beneficial interest outstanding [$0 par value]	70,947,667
Net asset value (Net Assets ÷ Shares Outstanding), offering price and repurchase price per share	$10.64

See accompanying notes to financial statements.

Morgan Stanley Private Markets and Alternatives Fund

STATEMENT OF OPERATIONS

For the Period from August 1, 2025 (1) to March 31, 2026

INVESTMENT INCOME
Dividend income	$11,455,540
Interest income	191,892
TOTAL INVESTMENT INCOME	11,647,432

EXPENSES
Management fees	1,645,212
Distribution and servicing fees	2,420,477
Amortization of deferred offering costs	340,611
Administrative services fees	257,987
Legal fees	199,726
Audit and tax fees	150,030
Transfer agent fees	118,665
Directors fees and expenses	92,579
Custodian fees	57,547
Organizational costs	37,470
Chief compliance officer fees	17,753
Printing and postage expense	16,145
Registration fees	15,616
Insurance expense	7,904
Other expenses	6,315
TOTAL EXPENSES	5,384,037

Less: Fees waived/expenses reimbursed	(2,963,530)
NET EXPENSES	2,420,507

NET INVESTMENT INCOME	9,226,925

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
NET REALIZED GAIN ON:
Investments	92,435
Long term capital gains from underlying investment companies	59,689
NET REALIZED GAIN ON INVESTMENTS	152,124

NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS:
Investments	34,314,179
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS	34,314,179

NET CHANGES IN REALIZED AND UNREALIZED GAIN ON INVESTMENTS	34,466,303

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$43,693,228

(1)	Commencement of operations.

See accompanying notes to financial statements.

Morgan Stanley Private Markets and Alternatives Fund

STATEMENT OF CHANGES IN NET ASSETS

For the Period from August 1, 2025 (1) to March 31, 2026

INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$9,226,925
Net realized gain from investments	152,124
Net change in unrealized appreciation on investments	34,314,179
Net increase in net assets resulting from operations	43,693,228

DISTRIBUTIONS TO SHAREHOLDERS
Class I	(1,136,191)
Class A	(3,367,225)
Total Distributions to shareholders	(4,503,416)

BENEFICIAL INTEREST TRANSACTIONS
Proceeds from capital contributions
Class I	231,926,517
Class A	722,824,872
Reinvestment of distributions
Class I	929,879
Class A	2,675,000
Repurchase of shares
Class I	(268,762)
Class A	(1,205,640)
Total increase in net assets from shares of beneficial interest transactions	956,881,866

NET INCREASE IN NET ASSETS FROM OPERATIONS AND BENEFICIAL INTEREST TRANSACTIONS	996,071,678

NET ASSETS
Beginning of period	-
End of period	$996,071,678

SHARE ACTIVITY
Class I:
Beginning of period	-
Shares Sold	22,546,248
Shares Reinvested	90,720
Shares Repurchased	(25,188)
End of period	22,611,780

Class A:
Beginning of period	-
Shares Sold	70,799,749
Shares Reinvested	261,230
Shares Repurchased	(113,312)
End of period	70,947,667

(1)	Commencement of operations.

See accompanying notes to financial statements.

Morgan Stanley Private Markets and Alternatives Fund

STATEMENT OF CASH FLOWS

For the Period from August 1, 2025 (1) to March 31, 2026

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$43,693,228
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(961,277,118)
Net purchases of short-term investments	(25,643,644)
Return of capital from investments	3,743,959
Net change in unrealized appreciation on investments	(34,314,179)
Amortization of prepaid expenses and deferred offering costs	364,131
Increase in prepaid investments	(53,346,605)
Increase in deferred offering costs	(609,508)
Increase in dividend and interest income receivable	(4,262,328)
Increase in receivable from adviser	(507,063)
Increase in offering costs payable	219,270
Increase in service fees payable to related parties	205,216
Increase in directors fees payable	40,750
Increase in distribution and servicing fees payable	1,276,414
Increase in accrued expenses and other liabilities	394,690
Net cash used in operating activities	(1,030,022,787)

CASH FLOWS FROM FINANCING ACTIVITIES
Capital contributions, including capital contributions received in advance	1,032,519,717
Distributions paid to shareholders, net of reinvested distributions	(898,537)
Net cash provided by financing activities	1,031,621,180

NET INCREASE IN CASH	1,598,393
CASH - BEGINNING OF PERIOD	-
CASH - END OF PERIOD	$1,598,393

(1)	Commencement of operations.

See accompanying notes to financial statements.

Morgan Stanley Private Markets and Alternatives Fund

FINANCIAL HIGHLIGHTS

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period End

	Class I		Class A
	For the period ended March 31, 2026 (1)		For the period ended March 31, 2026 (1)
Net asset value, beginning of period	$10.00		$10.00

Gain from investment operations:
Net investment income (2)	0.23		0.14
Net realized and unrealized gain on investments	0.52		0.56
Net increase in net assets resulting from operations	0.75		0.70

Less distributions to Shareholders from:
Net investment income	(0.08)		(0.06)
Total distributions	(0.08)		(0.06)

Net asset value, end of period	$10.67		$10.64

Total return (3)	7.50	%(6)	7.05	%(6)

Net assets, end of period (000s)	$241,335		$754,737

Ratios/supplemental data:

Ratio of gross expenses to average net assets (4,5)	0.71	%(7)	1.45	%(7)
Ratio of net expenses to average net assets (5)	0.00	%(7)	0.75	%(7)
Ratio of net investment income/(loss) to average net assets (5)	3.00	%(7)	2.04	%(7)

Portfolio turnover rate	0	%(6)	0	%(6)

(1)	The Fund commenced operations on August 1, 2025.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each period.
(3)	Total returns shown exclude the effect of applicable sales charges and tender fees and assumes reinvestment of all distributions.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(5)	Income and expense ratios do not reflect the Fund’s proportionate share of income and expenses of the Investee Funds.
(6)	Not annualized.
(7)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.

See accompanying notes to financial statements.

Morgan Stanley Private Markets and Alternatives Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2026

1.	ORGANIZATION

Morgan Stanley Private Markets and Alternatives Fund (the “Fund”) was organized as a Delaware statutory trust on March 11, 2025, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified investment management company. The Fund commenced operations on August 1, 2025. iCapital Fund Advisors LLC (the “Adviser’’), an affiliate of Institutional Capital Network, Inc. (“iCapital”), serves as the Fund’s investment adviser. Consulting Group Advisory Services LLC, a business of Morgan Stanley (“MS”), serves as the Fund’s investment sub-adviser (the “Sub-Adviser”). The Fund currently offers two separate classes of Shares of beneficial interest, designated Class A and Class I (each, “Shares”) on a continuous basis at the net asset value (“NAV”) per Share plus any applicable sales loads.

The minimum initial investment for an investor in the Fund is $25,000, and the minimum additional investment in the Fund by any investor is $10,000. Class A Shares and Class I Shares are sold at NAV without an initial sales charge. Class A Shares are subject to a fee of 0.75% of the aggregate net asset value of Class A Shares, determined and accrued as of the last day of each calendar month (before any repurchases of Shares) (the “Distribution and Servicing Fee”). All classes of Shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class-specific distribution fees), and realized and unrealized gains and losses are allocated proportionately each month based upon the relative net assets of each class.

The Fund’s investment objective is to seek long-term capital appreciation. The Fund offers investors access to the major private-market asset classes, including but not limited to private equity, private credit, and real assets. The Sub-Adviser will seek to optimize the Fund’s portfolio construction with the goal of maximizing risk-adjusted return. The Sub-Adviser intends to leverage the vast resources of MS to optimize asset allocation and manager selection within the Fund. The Fund’s investments can take the form of: (i) primary and secondary investments in Private Funds managed by third-party managers (“Private Funds”); (ii) primary investments in registered investment companies, including Mutual Funds (“Mutual Funds”), unlisted Closed-End Funds (“Closed-End Funds”) and exchange-traded funds (“ETFs” and, collectively with Mutual Funds and Closed-End Funds, “Registered Funds”), as well as business development companies (“BDCs”); (iii) primary investments in real estate investment trusts (“REITs”); and (iv) direct investments in the equity and/or debt of operating companies, projects or properties, typically through co-investing alongside investment managers. Together, the Private Funds, Registered Funds, BDCs, and REITs are broadly referred to as “Portfolio Funds,” and the investment managers of the Portfolio Funds are referred to as the “Portfolio Fund Managers.” The Fund does not presently intend to invest in affiliated Portfolio Funds. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in private investment interests (“Private Market Assets”) and alternative investment interests of any type (“Alternative Assets”). The prospectus defines Private Market Assets to include private investments of any type, and Alternative Assets to include investments in private equity, private debt, real estate, infrastructure, energy, agriculture, and other natural resources. The prospectus defines Private Market Assets to include funds that are not registered or regulated under the 1940 Act, and Alternative Assets to include Private Market Assets and funds that are registered or regulated under the 1940 Act. In addition, the Fund may invest a portion of its assets in temporary investments pending distribution to shareholders or to pay Fund expenses.

Operating Segments – The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) “No. 2023-07”, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is comprised of the portfolio manager and Treasurer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

Morgan Stanley Private Markets and Alternatives Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2026

2.	SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – Under FASB’s Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies, the Fund follows accounting and reporting guidance for investment companies. The Fund’s financial statements have been prepared in accordance with accounting principles generally accepted in the U.S. (“GAAP”). The preparation of financial statements requires the Fund’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of investment income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Transactions and Related Investment Income and Expenses – Investment transactions are accounted for on a trade-date basis. Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date or as soon as the information becomes available to the Fund. Realized gains and losses from the sale of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The Fund bears all expenses incurred in the course of its operations, and expenses are recorded on an accrual basis. Cash advanced for investments for which legal settlement or transfer of ownership has not occurred as of the period end is recorded as prepaid investments. These amounts are carried at cost, which approximates fair value.

Distributions from Investee Funds – Distributions from Investee Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution provided by the Investee Funds. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

Cash – Cash consists of monies held at UMB Bank, N.A. Such balances may exceed federally insured limits. The Fund has not experienced any losses on its deposits of cash, and the Adviser believes the risk of such loss to be remote. There are no restrictions on the cash held by the Fund.

Short-Term Investments – Short-term investments represent holdings in high-quality money market instruments and money market mutual funds and are recorded at NAV per Share, which approximates fair value. Money market instruments are high-quality, short-term fixed-income obligations that generally have remaining maturities of one year or less and may include U.S. government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed at least annually and are recorded on the ex-dividend date. Distributable net realized capital gains are also declared and distributed at least annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are classified as either temporary or permanent. Permanent differences are reclassified within the composition of net assets based on their federal tax-basis treatment, while temporary differences do not require reclassification.

Federal Income Taxes – The Fund’s policy is to continue to qualify as a Regulated Investment Company (“RIC”) by complying with the provisions of the Internal Revenue Code of 1986, as amended, applicable to RICs and by distributing substantially all of its taxable income and net realized gains (after reduction for capital loss carryforwards) to shareholders. Therefore, no federal income tax provision has been recorded for the Fund.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained, assuming examination by tax authorities in accordance with ASC Topic 740, Accounting for Uncertainty in Income Taxes. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on the Fund’s September 30, 2025, tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments.

Morgan Stanley Private Markets and Alternatives Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2026

3.	FAIR VALUE MEASUREMENT

The Fund utilizes various methods to measure the fair value of its investments. U.S. GAAP establishes a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC Topic 820, Fair Value Measurement, these inputs are summarized below:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market for similar instruments, and fair value is determined through the use of models or other valuation methodologies.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. The categorization of Level 2 or Level 3 is based on the significance of the unobservable inputs to the overall valuation. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following tables summarize the inputs used to value the Fund’s investments by fair value hierarchy as of March 31, 2026:

	Level 1	Level 2	Level 3	Investments Valued at NAV *	Total
Assets:
Infrastructure	$-	$-	$-	$188,392,933	$188,392,933
Private Credit	-	-	-	227,847,252	227,847,252
Private Equity	-	-	-	451,611,146	451,611,146
Real Estate	-	-	-	123,996,007	123,996,007
Money Market funds	25,643,644	-	-	-	25,643,644
Total Investments:	$25,643,644	$-	$-	$991,847,338	$1,017,490,982

*	Investments valued using NAV as the practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals presented on the Statement of Assets and Liabilities.

Investments Valued at NAV – The Fund records its investment in the Portfolio Funds at fair value in accordance with FASB ASC 820, Fair Value Measurement, based on the Fund’s proportionate share of its interest in the net assets of the Portfolio Funds. FASB ASC 820 permits a reporting entity to measure the fair value of an investment interest that does not have a readily determinable fair value based on NAV per Share, or its equivalent, of the investment interest as a practical expedient, without further adjustment. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value.

Morgan Stanley Private Markets and Alternatives Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2026

The value assigned to the Fund’s investments in the Portfolio Funds is based on available information and does not necessarily represent the amount that might ultimately be realized, as that amount depends on future circumstances and cannot reasonably be determined until the Portfolio Funds’ investments are liquidated. Furthermore, the Fund’s investment in the Portfolio Funds is indirectly subject to any restrictions on the liquidity of the Portfolio Funds’ investments. The Fund’s investments in the Portfolio Funds totaled $991,847,338 as of March 31, 2026, and can be liquidated in accordance with the Portfolio Funds’ liquidation terms.

A listing of the investments held by the Fund and their attributes, as of March 31, 2026, is shown in the table below:

Investment	Investment Strategy	Fair Value	Unfunded Commitments	Remaining Life	Redemption Frequency	Notice Period	Redemption Restrictions Terms
Apollo Asset Backed Credit Company LLC	Asset Backed / Specialty	$38,500,842	N/A	N/A	Quarterly	1 Business Day	N/A
Apollo Debt Solutions BDC	Direct Lending	79,801,403	N/A	N/A	Quarterly	15 Calendar Days	N/A
Blue Owl Alternative Credit SCSp	Alternative Credit	38,717,758	N/A	N/A	Quarterly	45 Calendar Days	N/A
Blue Owl Real Estate Net Lease Trust	Real Estate	41,559,523	N/A	N/A	Quarterly	1 Business Day	N/A
Brookfield Infrastructure Income Fund Inc.	Infrastructure	149,620,919	N/A	N/A	Quarterly	4 Business Days	N/A
Carlyle Tactical Private Credit Fund	Opportunistic	70,827,249	N/A	N/A	Quarterly	1 Business Day	N/A
Carlyle AlpInvest Private Markets SICAV	Buyout	148,706,576	N/A	N/A	Monthly	10 Business Days	N/A
Franklin Lexington Private Markets Fund SICAV SA	Buyout	125,207,291	N/A	N/A	Quarterly	30 Calendar Days	N/A
Hines Global Income Trust, Inc.	Real Estate	41,390,233	N/A	N/A	Monthly	1 Business Day	N/A
KKR Infrastructure Conglomerate LLC	Infrastructure	38,772,014	N/A	N/A	Quarterly	55 Calendar Days	N/A
KKR Private Equity Conglomerate LLC	Buyout	135,008,663	N/A	N/A	Quarterly	55 Calendar Days	N/A
Nuveen Global Cities REIT, Inc.	Real Estate	41,046,251	N/A	N/A	Monthly	2 Business Days	N/A
StepStone (Luxembourg) SCA SICAV	Growth Equity / Venture Capital	42,688,616	N/A	N/A	Quarterly	25 Calendar Days	N/A
Total		$991,847,338

4.	INVESTMENT TRANSACTIONS

Investment Transactions – For the period ended March 31, 2026, the cost of purchases and proceeds from sales or other disposition of investments, excluding short-term investments, were $961,277,118 and $0, respectively.

5.	INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH RELATED PARTIES, AND OTHER FEES

Management Fee – The Fund pays the Adviser a monthly fee of 0.0333% (i.e., 0.40% on an annualized basis) of the Fund’s month-end net asset value (the “Management Fee”). The Management Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased as of the end of the month). The Adviser pays a sub-advisory fee to the Sub-Adviser out of the Management Fee. The Management Fee is in addition to the asset-based fees and incentive fees paid by the Portfolio Funds to the Investment Managers and indirectly borne by investors in the Fund. The Adviser, not the Fund, pays a sub-advisory fee to the Sub-Adviser out of the Management Fee at the rate of 0.0208% (0.25% on an annualized basis) of the value of the Fund’s month-end net assets. The Fund incurred $1,645,212 in Management Fees for the period ended March 31, 2026, which is included in the Statement of Operations. As of March 31, 2026, there was no payable due to the Adviser for Management Fees.

Expense Reimbursement Agreements – The Adviser has contractually entered into an Expense Reimbursement Agreement with the Fund for the period from the effective date of the Fund’s registration statement and ending on the one-year anniversary May 14, 2026. Under the agreement, the Adviser agrees, with respect to the relevant month, to pay, absorb, or reimburse the Fund’s Management Fee and Other Expenses to the extent that the Management Fee and Other Expenses in the aggregate equal or are less than 1.25% per annum of the Fund’s average monthly net assets. The Adviser may recalculate and extend the Reimbursement Period for the Fund on an annual basis. This contractual arrangement will remain in effect until May 14, 2026, unless the Fund’s Board of Trustees (the “Board”) approves its earlier termination. The Adviser may not recoup any expenses. As of March 31, 2026, the receivable due from Adviser was $507,063.

Morgan Stanley Private Markets and Alternatives Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2026

The Adviser has contractually entered into an additional expense reimbursement agreement with the Fund as of October 1, 2025 with respect to certain organizational and offering costs of the Fund. In consideration of the Adviser’s payment of certain of the Fund’s organizational costs and offering costs associated with the Fund, including, but not limited to, legal expenses and printing costs, the Fund has agreed to repay the Adviser in the amount of any such costs and expenses incurred within 3 years of the Adviser incurring such expenses, subject to the limitation that a reimbursement (an “Adviser Recoupment”) will be made only if and to the extent that: (i) the Fund’s net assets exceed $250,000,000; and (ii) that upon payment, the Adviser Recoupment does not cause (a) the Fund’s net assets to fall below $250,000,000 and/or (b) the Fund’s total annual fund expenses after any expense reimbursement to exceed 1.25% of the Fund’s average daily net assets for the prior month on an annualized basis. As of March 31, 2026, the expenses subject to recapture amounted to $135,093 as follows:

Month Ended	Amount of Adviser’s Expense Support Payments	Eligible for Reimbursement Through
6/30/2025	$2,781	6/30/2028
8/31/2025	22,820	8/31/2028
9/30/2025	3,908	9/30/2028
10/31/2025	25,884	10/31/2028
11/30/2025	4,400	11/30/2028
12/31/2025	75,191	12/31/2028
2/28/2025	109	2/28/2028
	$135,093

Distribution and Servicing Fee – The Fund has adopted a Distribution and Service Plan Agreement (the “Plan”) for Class A and Class I Shares under Rule 12b-1 of the 1940 Act. Under the Plan, the Fund pays a monthly fee from the net assets of Class A Shares at the annual rate of 0.75% of the aggregate net asset value of the Class A Shares. This amount is determined and accrued as of the last day of each calendar month before any Share repurchases (the “Distribution and Servicing Fee”).

The Distribution and Servicing Fee is paid to iCapital Markets LLC, an affiliate of the Adviser (the “Distributor”), as compensation for ongoing distribution-related activities, services, and/or maintenance of the Fund’s shareholder accounts that are not otherwise required to be provided by the Adviser. The Distributor has entered into a dealer agreement with a broker-dealer affiliated with the Sub-Adviser (the “Selling Agent”) to participate in the distribution of the Shares as the exclusive selling agent for the Fund. The Selling Agent may engage certain broker-dealer affiliates to distribute Shares in specific jurisdictions. The Fund pays a monthly fee from the net assets of Class A Shares at an annual rate of 0.75% of the aggregate net asset value of Class A Shares, determined and accrued as of the last day of each calendar month before any Share repurchases (the “Distribution and Servicing Fee”). The Fund does not pay any fee to the Distributor for the distribution of Class I Shares. During the period ended March 31, 2026, pursuant to the Plan, Class A Shares incurred $2,420,477 in Distribution and Servicing Fees paid to the Distributor, which are included in the Statement of Operations. As of March 31, 2026, Distribution and Servicing Fees payable to the Distributor totaled $1,276,414.

Organizational and Offering Expenses – Organizational costs are expensed as incurred. Offering costs are accounted for as a deferred charge at the commencement of operations and amortized on a straight-line basis over twelve months. Organizational costs include expenses related to forming the Fund, drafting bylaws, preparing administration, custody, and transfer agency agreements, and legal services for the initial Board meeting. Offering costs include expenses for preparing, reviewing, and filing the Fund’s registration statement with the SEC on Form N-2; preparing, reviewing, and filing any associated marketing or similar materials; printing, mailing, or distributing the Fund’s Prospectus, Statement of Additional Information, and marketing materials; and related filing and legal fees. For the period ended March 31, 2026, the aggregate organizational and amortized offering costs recorded in the Statement of Operations were $37,470 and $340,611, respectively.

The Board provides supervision of the affairs of the Fund. The Trustees of the Fund, who are not affiliated with the Adviser, receive an annual retainer and per-meeting fees for special meetings and are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairperson of the Board, the Audit Committee Chair, and the

Morgan Stanley Private Markets and Alternatives Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2026

Nominating and Governance Committee Chair receive additional annual retainers. The Trustees do not receive any pension or retirement benefits from the Fund. Trustee fees and expenses incurred for the period ended March 31, 2026, are included in the Statement of Operations.

Ultimus Fund Solutions (“UFS”) – UFS provides administration, fund accounting, and transfer agent services to the Fund. Under the servicing agreement with UFS, the Fund pays customary fees for these services. During the period ended March 31, 2026, certain Fund officers also served as officers of UFS and did not receive any fees directly from the Fund for serving in those capacities. For the period ended March 31, 2026, the Fund incurred $257,987 of administrative service fees and $118,665 of transfer agent fees, which are included in the Statement of Operations. As of March 31, 2026, service fees payable to related parties, as found on the Statement of Assets and Liabilities, includes a payable of $195,229 due to UFS for administration service fees and transfer agent fees.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, a related party of UFS, provides compliance services and supplies the chief compliance officer, pursuant to an agreement between NLCS and the Fund. For the period ended March 31, 2026, the Fund incurred $17,753 in NLCS customary fees, which are included in chief compliance officer fees on the Statement of Operations. As of March 31, 2026, service fees payable to related parties, as found on the Statement of Assets and Liabilities, includes a payable of $0 due to NLCS for chief compliance officer fees.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, a related party of UFS, provides EDGAR conversion and filing services, as well as print management services for the Fund on an ad-hoc basis. For the period ended March 31, 2026, the Fund incurred $16,145 of printing and postage expenses, which are included in the Statement of Operations. As of March 31, 2026, services fees payable to related parties, as found on the Statement of Assets and Liabilities, includes a payable of $9,987 due to Blu Giant for printing and postage expenses.

6.	RISKS, UNCERTAINTIES, AND INDEMNIFICATIONS

Please refer to the Fund’s prospectus and Statement of Additional Information for a more comprehensive listing of risks associated with investing in the Fund.

Associated Risks – During the normal course of business, the Fund may purchase, sell, or hold various investments, which may involve certain risks that are not apparent from the financial statements.

In the ordinary course of business, the Fund manages a variety of risks and identifies, measures, and monitors them through various control mechanisms. Multiple market risk factors exist that could cause the Fund to lose some or all of its invested capital. Market and other risk factors are outlined below:

General Economic and Other Risk Factors – The Fund’s investment in the Portfolio Funds can be significantly affected by general economic and political conditions, as well as global, domestic, and industry-specific market conditions.

Political developments, cybersecurity attacks, natural disasters, public health crises, and other events outside of the Fund’s control can also materially impact the Fund and its Portfolio Funds. For example, if any of these events occur, they may affect the Portfolio Funds’ fair value measurements, financing arrangements, or ability to achieve their investment objectives, and the impact could be material.

Credit Risk and Concentration Risk – The Fund participates in multiple Portfolio Funds’ investments and, as a result, the aggregate return of the Fund may be materially and adversely affected by the unfavorable performance of those Portfolio Funds.

The Fund may invest indirectly through the Portfolio Funds in securities that are either unrated or rated in the lower categories by various credit rating agencies. Securities in these lower-rated categories are subject to a greater risk of loss of principal and interest than higher-rated securities, particularly during periods of deterioration in general economic conditions.

Morgan Stanley Private Markets and Alternatives Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2026

Portfolio Fund Risk – The Fund does not have an active role in the day-to-day management of the Portfolio Funds in which it invests, nor does it have the ability to approve the specific investment or management decisions made by the general partners of the Portfolio Funds. As a result, the Fund’s returns primarily depend on the performance of these asset managers and other management personnel and could be adversely affected by unfavorable performance of the Portfolio Funds in which it invests.

The Fund has substantial investments, through its Portfolio Funds, in small companies that may have limited business histories, products and service lines, financial resources, and management depth. The Fund, through its investments in the Portfolio Funds, may invest in certain portfolio companies that are experiencing significant financial or business difficulties and carry a substantial amount of debt or borrowing, which typically includes restrictive covenants. Such investments are subject to a greater risk of poor performance or loss.

Liquidity Risk – Due to the nature of its investments, the Fund is subject to withdrawal restrictions at the discretion of the general partners of the Portfolio Funds, as described in the subscription agreements of the Portfolio Funds.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

7.	REPURCHASES OF SHARES

Beginning no later than the first full calendar quarter after six months from the commencement of investment operations, the Fund may periodically offer to repurchase Shares pursuant to written tenders from shareholders. The Adviser will recommend to the Board of Trustees, subject to its discretion, that the Fund repurchase Shares quarterly in an amount not exceeding 3% of the Fund’s net asset value.

Any Shares held for less than one year (on a first-in, first-out basis) will be subject to an “Early Repurchase Fee” equal to 2% of their net asset value. Any Early Repurchase Fee charged will be retained by the Fund. The Board of Trustees may waive the Early Repurchase Fee if it determines that doing so is in the Fund’s best interests and does not unfairly discriminate against any shareholder.

There is no minimum number of Shares required for any repurchase offer. The Adviser generally expects to recommend quarterly repurchases as of March 31, June 30, September 30, and December 31 each year. Each repurchase offer will typically begin about 45 days before the applicable repurchase date.

During the period ended March 31, 2026, the Fund repurchased Shares as follows:

Repurchase Date	Repurchase Offer Amount	% of Shares Tendered	Number of Shares Tendered	Net Assets Value of Shares Tendered	Repurchase Value of Shares Tendered	Shares Outstanding on Repurchase Date, Before Repurchase
March 31, 2026
Class I		0.11%	25,189	$10.67	$268,762	22,636,968
Class A		0.16%	113,312	10.64	1,205,640	71,060,979
Total	29,968,211				1,474,402

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

As of March 31, 2026, the Fund continues to qualify as a regulated investment company. The Fund did not make any distributions from August 1, 2025 to September 30, 2025. Since September 30, 2025, the Fund has made distributions of $4,503,416 from net investment income. Amounts are subject to change through the end of the Fund’s tax year on September 30, 2026.

Morgan Stanley Private Markets and Alternatives Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2026

The Fund’s tax year end is September 30, 2025. Accordingly, the information in this section is as of the Fund’s tax year end.

As of September 30, 2025, the components of accumulated earnings and deficit on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Post October Loss and Late Year Loss	Capital Loss Carry Forwards	Other Book/Tax Differences	Net Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings
$281,654	$-	$-	$-	$-	$4,767,358	$5,049,012

The difference between book basis and tax basis accumulated ordinary income and loss and other book/tax differences are primarily attributable to tax adjustments for partnerships.

Permanent book and tax differences, primarily attributable to nondeductible expenses, resulted in the following reclassifications for the Fund for the tax year ended September 30, 2025:

Paid-in Capital	Accumulated Earnings
$(148,405)	$148,405

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes differs from fair value by net unrealized appreciation and depreciation of securities as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
$982,048,463	$41,441,175	$(5,998,656)	$35,442,519

9.	NEW ACCOUNTING PRONOUNCEMENT

The Fund adopted ASU 2023-09, “Income Taxes (Topic 740) Improvements to Income Tax Disclosures” (“ASU 2023-09”), which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in this ASU are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. The Fund’s adoption of ASU 2023-09 did not have a material impact on the Fund’s consolidated financial statements.

10.	SUBSEQUENT EVENTS

Subsequent to March 31, 2026, and through May 29, 2026, the date on which the financial statements were issued, the Adviser evaluated subsequent events and concluded that no events required accrual or disclosure other than the below.

The Fund’s Registration Statement, registering $2 billion of Shares, was declared effective by the U.S. Securities and Exchange Commission on May 14, 2026.

Morgan Stanley Private Markets and Alternatives Fund

ADVISORY CONTRACT RENEWAL AGREEMENT (Unaudited)

March 31, 2026

Morgan Stanley Private Markets and Alternatives Fund

Approval of Amended and Restated Investment Management Agreement and Amended and Restated Investment Sub-Advisory Agreement

At a meeting held on March 2, 2026 (the “Meeting”), the Board of Trustees (the “Board”) of Morgan Stanley Private Markets and Alternatives Fund (the “Fund”), including each of the Trustees that are not “interested persons” of the Fund (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the approval of the amended and restated investment management agreement (the “Advisory Agreement”) between iCapital Fund Advisors LLC (“iCapital” or the “Adviser”) and the Fund and the amended and restated investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) between the Adviser and Consulting Group Advisory Services LLC (the “Sub-Adviser”). The Board noted that the Agreements contain changes to the fee calculations in connection with the Fund’s transition from offering its shares monthly to offering its shares daily, but that no other changes were proposed to the Agreements, including to the term of the Agreements. The Board further noted that the changes would not increase the fees to be paid by the Fund to the Adviser or the fees to be paid by the Adviser to the Sub-Adviser.

In connection with the approval of the Agreements, Independent Trustee counsel reviewed with the Independent Trustees the legal duties of the Board under the 1940 Act and applicable state law and discussed the factors outlined by the federal courts as relevant to a board’s consideration of the approval of an investment advisory agreement.

In considering whether to approve the Agreements, the Board reviewed certain information previously provided to the Board by the Adviser and the Sub-Adviser, including information concerning the services to be rendered to the Fund by the Adviser and the Sub-Adviser, comparative fee, expense and performance information, and other reports of and presentations by representatives of the Adviser and the Sub-Adviser concerning the Fund’s, Adviser’s and Sub-Adviser’s operations, compliance programs and risk management.

In approving each Agreement, the Board determined that it was appropriate to rely on its consideration at its June 9, 2025 meeting of the above factors, as well as its conclusions with respect to those factors and with respect to the approval of each Agreement.

Conclusion

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the approval of each Agreement. Based on the discussions and considerations as described above, the Board, including the Independent Trustees, voted to approve each Agreement through June 9, 2027. In considering each Agreement, the Board did not identify any one factor as all important and each Trustee may have considered different factors as more important.

Morgan Stanley Private Markets and Alternatives Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2026

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex**

Interested Trustee

Nick Veronis (60) One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee and President	Indefinite Length — Since 2025	Co-Founder and Managing Partner of iCapital Network	5	None

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex**

Independent Trustees

Mark D. Gersten (75) c/o Morgan Stanley Private Markets and Alternatives Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee	Indefinite Length — Since 2025	Independent Consultant (since 2012)	5	Trustee of Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); and Two Roads Shared Trust (since 2012)

Christopher Russell (61) c/o Morgan Stanley Private Markets and Alternatives Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee	Indefinite Length — Since 2025	Partner and Manager, CWR Partners LLC (Since 2023); Manager and Owner SCWM Capital LLC (since 2024); Managing Director (2018 – 2024)	5	N/A

Anita K. Krug (56) c/o Morgan Stanley Private Markets and Alternatives Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee	Indefinite Length — Since 2025	Dean and Professor Chicago Kent Law School (since 2019); Interim Vice Chancellor for Academic Affairs University of Washington Bothell (2018 – 2019); and University of Washington School of Law Interim Dean (2017 – 2018), Professor (2016 – 2019), Associate Professor (2014 – 2016), and Assistant Professor (2010 – 2014)	5	Trustee of Two Roads Shared Trust (since 2012) and Centerstone Investors Trust (2016 – 2021); Trustee of Altair/Eagle Funds (since 2024)

Morgan Stanley Private Markets and Alternatives Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

March 31, 2026

Name, Age and Address	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years

Officers

Daniel Ellenwood (57) c/o Northern Lights Compliance Services. LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022	Chief Compliance Officer	Indefinite Length — Since 2025 (Chief Compliance Officer and Anti-Money Laundering Officer)	Vice President, Senior Compliance Officer, Northern Lights Compliance Services, LLC (since 2024); Chief Compliance Officer North Square Investments, LLC (2021 – 2023); Vice President, Fund Compliance Oversight Manager, Nuveen Investments - TIAA (2013 – 2021).

Jared Lahman (39) Northern Lights Compliance Services, LLC 4221 North 203rd Street Suite 100 Elkhorn, NE 69022	Anti-Money Laundering Officer	Indefinite Length — Since 2025	Compliance Analyst, Northern c/o Lights Compliance Services, LLC (since January 2019)

Indira Mahadeo (54) c/o Morgan Stanley Private Markets and Alternatives Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Treasurer, Principal Financial Officer and Principal Accounting Officer	Indefinite Length — Since 2025	Managing Director and Global Head of Fund Finance and Treasury (since 2024) Global Head of Strategic Transformation for MSIM Operations Platforms (2019 – 2024)

Stephen Jacobs (63) c/o Morgan Stanley Private Markets and Alternatives Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Secretary	Indefinite Length — Since 2025	General Counsel, Institutional Capital Networks Inc (since 2019) and Chief Operating Partner and Co-Chair of the Corporate Department, Herrick Feinstein LLP (2016 – 2019)

Timothy Burdick (38) c/o Morgan Stanley Private Markets and Alternatives Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Assistant Secretary	Indefinite Length — Since 2025	Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2022 – present); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019 – 2022); Senior Program Compliance Manager, CJ Affiliate (2016 – 2019).

*	Each Trustee serves an indefinite term, until his or her successor is elected.
**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

The executive officers of the Fund, their ages, addresses, positions held, lengths of time served and their principal business occupations during the past five years are shown below.

PRIVACY NOTICE

What does Morgan Stanley Private Markets and Alternatives Fund (the “Fund”) do with your personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Social Security number and wire transfer instructions
● Account transactions and transaction history
● Investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?

For our everyday business purposes Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes To offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes Information about your transactions and records	No	We don’t share

For our affiliates’ everyday business purposes Information about your creditworthiness	No	We don’t share

For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-888-524-9441

What we do

How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your non-public personal information.

How does the Fund collect my personal information?	We collect your personal information, for example, when you
	●	Open an account or deposit money
	●	Direct us to buy securities or direct us to sell your securities
	●	Seek advice about your investments
We also collect your personal information from others, such as credit bureaus, affiliates or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
	●	Sharing for affiliates’ everyday business purposes—information about your creditworthiness
	●	Affiliates from using your information to market to you
	●	Sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
	●	The Fund does not share with our affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies
	●	The Fund does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
	●	The Fund doesn’t jointly market.

Morgan Stanley Private Markets and Alternatives Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2026

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 212-994-7400 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 212-994-7400.

INVESTMENT ADVISOR

iCapital Fund Advisors LLC

60 East 42nd Street, 26th Floor

New York, NY 10165

ADMINISTRATOR

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

PMAX—AR26

(b)	Not Applicable

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(c)	Waivers: During the period covered by the report, the Registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(d)	The Code of Ethics is not posted on Registrant’ website.

(e)	A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Mark Gersten is a financial expert, as defined in Item 3 of Form N-CSR. Mark Gersten is independent for the purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees for Fiscal Year Ended March 31, 2026

2026 - $85,000

(b)	Audit-Related Fees

There were no fees billed for the last fiscal year ended March 31, 2026 for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees

2026 - $65,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

There were no fees billed for the last fiscal year for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant. The Registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During the audit of Registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

For Fiscal Year Ended March 31, 2026

2026 - $65,000

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Report to Shareholders filed under Item 1(a) of this report.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not Applicable

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included as part of the Report to Shareholders filed under Item 1(a) of this report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

(a)	Investments in the Portfolio Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with listed equity securities. On occasion, however, the Fund may receive notices or proposals from the Portfolio Funds seeking the consent of or voting by holders (“proxies”). Under certain circumstances, to satisfy certain regulatory requirements the Fund will waive its right to vote on such matters. In the event the Fund has not waived such right to vote, it has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser’s proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

(b)	The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Trustees indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

(c)	The Fund may hold its interests in the Portfolio Funds in non-voting form. Where only voting securities are available for purchase by the Fund, the Fund may seek to create by contract the same result as owning a non-voting security.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

As of March 31, 2026, the personnel of the Advisers who have primary responsibility for management of the Fund are Brandon Dees and Taylor Kirkpatrick.

Brandon Dees is an Executive Director and the Head of Institutional Portfolio Solutions for Morgan Stanley Outsourced Chief Investment Office (“OCIO”) and Morgan Stanley Family Office (“MSFO”). In this capacity, Brandon serves as a subject matter expert for liquid and private market alternatives, sources hard-to-access off-platform offerings, designs customized alternatives programs within clients’ portfolios, and focuses on strategic initiatives related to expanding liquid and alternative investment capabilities for OCIO and MSFO.

Prior to his current role, Brandon served as Head of Private Market Solutions for Morgan Stanley OCIO, where he oversaw private markets-related initiatives and assisted in building private market allocations within OCIO clients’ portfolios. Before joining OCIO, Brandon was an Investment Officer and the Head of the Real Assets team within the Global Investment Manager Analysis (“GIMA”) group. In that role, he was responsible for manager selection and investment due diligence across real assets-related liquid and illiquid strategies, including listed and private real estate, infrastructure, renewables, commodities, and natural resources strategies.

Prior to joining Morgan Stanley Wealth Management in 2016, Brandon was a member of the Alternative Investments & Manager Selection (“AIMS”) group at Goldman Sachs as well as a member of the Leveraged Finance Capital Markets group within the Investment Banking Division at CIBC Capital Markets.

Brandon has a Bachelor of Science in Business Administration from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill.

Taylor Kirkpatrick is a Vice President in the Institutional Portfolio Solutions group for OCIO and MSFO. In this capacity, Taylor serves as a subject matter expert for liquid and private market alternatives, assists in building alternative allocations within client portfolios, and focuses on strategic initiatives related to expanding alternative investment capabilities for OCIO and MSFO.

Prior to his current role, Taylor was a Vice President within the GIMA group, where he focused on private equity research and investment due diligence across buyout, growth equity, venture capital, secondaries and co-investment strategies. Prior to Morgan Stanley, he was a Director and member of the investment committee at Merritt Capital, a fund of hedge funds, where he worked alongside the Co-CIOs constructing and managing both co-mingled and custom multi-manager portfolios. Prior to Merritt, Taylor was a member of the research, sales and trading group at ITG as well as a member of the hedge fund seeding platform at Tiger Management (Julian Robertson’s family office) and the prime brokerage group at UBS.

Taylor has a Bachelor of Science in Business Administration from the University of Tennessee and received his Master of Business Administration from the Stern School of Business at New York University.

(a)(2)

Other Accounts Managed by the Portfolio Managers

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The following table shows information regarding accounts (other than the Fund) managed by each named portfolio manager as of March 31, 2026:

Brandon Dees	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to a Performance-Based Advisory Fee	Total Assets in Accounts Subject to a Performance-Based Advisory Fee ($ million)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

Taylor Kirkpatrick	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to a Performance-Based Advisory Fee	Total Assets in Accounts Subject to a Performance-Based Advisory Fee ($ million)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

(a)(3)	As of March 31, 2026, the compensation of each portfolio manager is typically comprised of (i) a fixed annual salary, (ii) a discretionary bonus determined by reference to personal performance, as well as the performance of iCapital, Inc., and iCapital Fund Advisors LLC, (iii) a 401K matching plan, and (iv) one or more option grants pursuant to the iCapital option plan, as amended, which typically vest over a four year period, Such amounts are payable by iCapital, Inc. (or a subsidiary of iCapital, Inc.) and not by the Adviser or Fund. iCapital implements annually, a formalized performance evaluation for all employees that includes goal setting, 360 feedback, mid-year evaluations and final year-end assessments carried out by management.

(a)(4)

As of March 31, 2026, Brandon Dees has no beneficial ownership of the Fund.

As of March 31, 2026, Taylor Kirkpatrick had no beneficial ownership of the Fund.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable

(b)	Not applicable

Item 19. Exhibits.

(a)(1)	Code of Ethics filed herewith

(a)(2)	Not applicable

(a)(3)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4)	Not applicable

(b)	Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		Morgan Stanley Private Markets and Alternatives Fund

By (Signature and Title)		/s/ Nicholas Veronis
Nicholas Veronis, President/Principal Executive Officer

Date	06/05/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ Nicholas Veronis
Nicholas Veronis, President/Principal Executive Officer

Date	06/05/2026

By (Signature and Title)		/s/ Indira Mahadeo
Indira Mahadeo, Treasurer/Principal Financial Officer

Date	06/05/2026